UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 13, 2010

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-04494	13-5661446
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Wenyang Town, Feicheng City, ShanDong, China	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  86 538 3850 703

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On July 13, 2010, management of China Ruitai International Holdings Co. Ltd. held a presentation for potential investors.  The investor presentation, together with certain updating information modifying the investor presentation as originally delivered, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA RUITAI INTERNATIONAL HOLDINGS CO., LTD.

Date: July 13, 2010	By:	/s/ Dian Min Ma
Name: Dian Min Ma
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor Presentation